UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 18, 2013

NORWOOD FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Pennsylvania	0-28364	23-2828306
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

717 Main Street, Honesdale, Pennsylvania	18431
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(570) 253-1455

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

NORWOOD FINANCIAL CORP.

INFORMATION TO BE INCLUDED IN REPORT

Section 8--Other Events

Item 8.01.            Other Events.

On April 18, 2013, the Registrant announced that its Board of Directors had declared a 10% stock dividend payable on June 3, 2013, to shareholders of record as of May 15, 2013.

For further details, reference is made to the Press Release dated April 18, 2013, which is attached hereto as Exhibit 99 and incorporated herein by this reference.

Section 9--Financial Statements and Exhibits

Item 9.01.            Financial Statements and Exhibits.

(c)          Exhibits:

Exhibit 99 -- Press Release, dated April 18, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

NORWOOD FINANCIAL CORP.

Date: April 18, 2013	By:	/s/ Lewis J. Critelli
Lewis J. Critelli
President and Chief Executive Officer
(Duly Authorized Representative)